Exhibit 10.1
THIRD AMENDMENT TO CREDIT AGREEMENT AND CONSENT
     THIS THIRD AMENDMENT TO CREDIT AGREEMENT AND CONSENT (this “Amendment”), dated as of December 9, 2009 is by and among INVACARE CORPORATION, an Ohio corporation (the “Company”), certain Subsidiaries of the Company party hereto as foreign borrowers (each a “Foreign Borrower” and together with the Company, the “Borrowers”), certain Subsidiaries of the Company party hereto as guarantors (collectively, the “Guarantors” and together with the Borrowers, the “Loan Parties”), the Lenders party hereto, PNC BANK, NATIONAL ASSOCIATION (formerly, National City Bank), as Multicurrency Administrative Agent, Multicurrency Collateral Agent, Swing Line Lender and an L/C Issuer, PNC BANK CANADA BRANCH (formerly National City Bank, Canada Branch), as Canadian Administrative Agent and Canadian Collateral Agent, BANK OF AMERICA, N.A., as Australian L/C Issuer and Multicurrency L/C Issuer and BANC OF AMERICA SECURITIES ASIA LIMITED, as Australian Administrative Agent and Australian Collateral Agent.
W I T N E S S E T H
     WHEREAS, the Loan Parties, the Lenders, the Administrative Agents and the Collateral Agents are parties to that certain Credit Agreement dated as of February 12, 2007 (as previously amended or modified and as further amended, modified, extended, restated, replaced, or supplemented from time to time, the “Credit Agreement”);
     WHEREAS, the Loan Parties plan to reorganize their corporate structure in accordance with the steps set forth on Schedule A attached hereto (the “Restructuring”);
     WHEREAS, the Loan Parties have requested that the Required Lenders and the Australian L/C Issuer (as hereinafter defined) (a) consent to the Restructuring and (b) amend certain provisions of the Credit Agreement; and
     WHEREAS, the Required Lenders and the Australian L/C Issuer are willing to (a) consent to the Restructuring and (b) agree to such amendments to the Credit Agreement, in each case subject to the terms and conditions set forth herein.
     NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:
ARTICLE I
CONSENT
     1.1 Consent. Notwithstanding the provisions of the Credit Agreement to the contrary, the Required Lenders hereby consent to the Restructuring; provided that (i) the Restructuring is consummated, in all material respects, in accordance with Schedule A attached hereto and (ii) the Loan Parties shall comply with Section 6.11 of the Credit Agreement in connection with the Restructuring.
     1.2 Effectiveness of Consent. This consent shall be effective only to the extent specifically set forth herein and shall not (a) be construed as a consent or waiver of any breach or default nor as a waiver of any breach or default of which the Lenders have not been informed by any Loan Party, (b) affect the right of the Lenders to demand compliance by the Loan Parties with all terms and conditions of the Credit Agreement, except as specifically consented to, modified or waived by this consent, (c) be deemed a waiver of any transaction or future action on the part of any Loan Party requiring the Lenders’ or the Required Lenders’ consent or approval under the Credit Agreement, or (d) except as consented to and waived hereby, be deemed or construed to be a waiver or release of, or a limitation upon, the Administrative Agent’s or the Lenders’ exercise of any rights or remedies under the Credit Agreement or any other Credit Document, whether arising as a consequence of any Event of Default which may now exist or otherwise, all such rights and remedies hereby being expressly reserved.
ARTICLE II
AMENDMENTS TO CREDIT AGREEMENT
     2.1 New Definitions. The following definitions are hereby added to Section 1.1 of the Credit Agreement in the appropriate alphabetical order:
     “Australian L/C Advance” means, with respect to each Australian Revolving Lender, such Australian Lender’s funding of its participation in any Australian L/C Borrowing in accordance with its Applicable Revolving Credit Percentage. All Australian L/C Advances shall be denominated in Australian Dollars or U.S. Dollars.
     “Australian L/C Borrowing” means an extension of credit resulting from a drawing under any Australian Letter of Credit which has not been reimbursed on the date when made or refinanced as an Australian Revolving Borrowing. All Australian L/C Borrowings shall be denominated in Australian Dollars or U.S. Dollars.
     “Australian L/C Credit Extension” means, with respect to any Australian Letter of Credit, the issuance thereof or extension of the expiry date thereof, or the increase of the amount thereof.
     “Australian L/C Issuer” means Bank of America, N.A.
     “Australian L/C Obligations” means, as at any date of determination, the aggregate amount available to be drawn under all outstanding Australian Letters of Credit plus the aggregate of all Australian Unreimbursed Amounts, including all Australian L/C Borrowings. For purposes of computing the amount available to be drawn under any Australian Letter of Credit, the amount of such Australian Letter of Credit shall be determined in accordance with Section 1.09. For all purposes of this Agreement, if on any date of determination an Australian Letter of Credit has expired by its terms but any amount may still be drawn thereunder by reason of the operation of Rule 3.14 of the ISP, such Australian Letter of Credit shall be deemed to be “outstanding” in the amount so remaining available to be drawn.
     “Australian Letter of Credit” means any letter of credit issued by the Australian L/C Issuer hereunder. An Australian Letter of Credit may be a commercial letter of credit or a standby letter of credit. Australian Letters of Credit shall be issued in Australian Dollars or U.S. Dollars.
     “Australian Letter of Credit Fee” has the meaning specified in Section 2.03(i).
     “Australian Letter of Credit Sublimit” means an amount equal to $5,000,000. The Australian Letter of Credit Sublimit is part of, and not in addition to, the Australian Facility.
     “Australian Unreimbursed Amount” has the meaning specified in Section 2.03(c)(i)(C).
     “Note Calculation Date” means any date on which the Company redeems, purchases, retires or otherwise extinguishes all or a portion of the Senior Notes and/or the Convertible Notes.
     “Senior Secured Funded Indebtedness” means, as of any date of determination for the Company and its Subsidiaries, all Consolidated Funded Indebtedness (including, without limitation, Credit Extensions hereunder) which is (a) secured by collateral and (b) not Subordinated Debt.
     “Senior Leverage Ratio” means, as of any date of determination, for the Company and its Subsidiaries on a consolidated basis, the ratio of (a) Senior Secured Funded Indebtedness as of such date to (b) Consolidated EBITDA for the four (4) consecutive fiscal quarters ending on such date.
     2.2 Amendment to Existing Definitions. The following definitions set forth in Section 1.01 of the Credit Agreement are hereby amended and restated in their entirety to read as follows:
     “L/C Advance” means a Multicurrency L/C Advance, an Australian L/C Advance or a Canadian L/C Advance as the context requires.
     “L/C Borrowing” means a Multicurrency L/C Borrowing, an Australian L/C Borrowing and/or a Canadian L/C Borrowing as the context requires.
     “L/C Credit Extension” means, any Multicurrency L/C Credit Extension, Australian L/C Credit Extension and/or Canadian L/C Credit Extension as the context may require.

     “L/C Issuer” means the Multicurrency L/C Issuer, the Australian L/C Issuer and/or the Canadian L/C Issuer as the context may require.
     “L/C Obligations” means, as at any date of determination, the Multicurrency L/C Obligations, the Australian L/C Obligations and/or the Canadian L/C Obligations, as appropriate.
     “Letter of Credit” means Multicurrency Letters of Credit, Australian Letters of Credit and/or Canadian Letters of Credit as the context may require.
     “Letter of Credit Fee” means the Multicurrency Letter of Credit Fee, the Australian Letter of Credit Fee and/or the Canadian Letter of Credit Fee as the context requires.
     “Letter of Credit Sublimit” means the Multicurrency Letter of Credit Sublimit, the Australian Letter of Credit Sublimit and the Canadian Letter of Credit Sublimit, as the context may require.
     “Multicurrency L/C Issuer” means (a) the Principal L/C Issuer, (b) Bank of America, N.A. and (c) any other Revolving Lender designated by the Company that agrees to issue one or more Multicurrency Letters of Credit and that is approved by the Multicurrency Administrative Agent, in each case in its capacity as issuer of one or more Multicurrency Letters of Credit hereunder, or any successor issuer of Multicurrency Letters of Credit hereunder.
     “Spot Rate” for a currency means the rate reasonably determined by the Multicurrency Administrative Agent to be the rate quoted by the Person acting in such capacity as the spot rate for the purchase by such Person of such currency with another currency through its principal foreign exchange trading office at approximately 11:00 a.m. on the date two Business Days prior to the date as of which the foreign exchange computation is made; provided that (a) the Multicurrency Administrative Agent may obtain such spot rate from another financial institution designated by the Multicurrency Administrative Agent if the Person acting in such capacity does not have as of the date of determination a spot buying rate for any such currency; (b) any L/C Issuer may use such spot rate quoted on the date as of which the foreign exchange computation is made in the case of any Letter of Credit denominated in a Foreign Syndicated Currency that is issued by such L/C Issuer and (c) with respect to Australian Letters of Credit denominated in U.S. Dollars, the Australian L/C Issuer may elect to determine the Spot Rate (instead of having the Multicurrency Administrative Agent determine such Spot Rate) which shall be the rate reasonably determined by the Australian L/C Issuer to be the rate quoted by the Person acting in such capacity as the spot rate for the purchase by such Person of such currency with another currency through its principal foreign exchange trading office at approximately 11:00 a.m. on the date two Business Days prior to the date as of which the foreign exchange computation is made.

     2.3 Amendment to Section 2.02(a)(ii). The last sentence in Section 2.02(a)(ii) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
Each Borrowing of or continuation of Eurocurrency Rate Loans that are Australian Revolving Loans shall be in a principal amount of A$1,000,000 and in integral multiples of A$1,000,000 in excess thereof.
     2.4 Amendment to Section 2.02(a)(iii). Section 2.02(a)(iii) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
     (iii) With respect to Canadian Revolving Loans, each Borrowing, each conversion of Canadian Revolving Loans from one Type to the other, each conversion of Base Rate Loans to CDOR Rate Loans, and each continuation of Eurocurrency Rate Loans or CDOR Rate Loans shall be made upon the applicable Borrower’s irrevocable notice to the Multicurrency Administrative Agent, which may be given by telephone. Each such notice must be received by the Multicurrency Administrative Agent not later than (A)11:00 a.m. three Business Days prior to the requested date of any Borrowing of, conversion to or continuation of, Eurocurrency Rate Loans that are Canadian Revolving Loans denominated in U.S. Dollars, or of any conversion of Eurocurrency Rate Loans that are Canadian Revolving Loans denominated in U.S. Dollars to Base Rate Loans denominated in U.S. Dollars, (B) 12:00 p.m. three Business Days prior to the requested date of any Borrowing of, or continuation of, any CDOR Rate Loan or conversion of any Base Rate Loan to a CDOR Rate Loan, (C) 10:00 a.m. on the requested date of a Canadian Revolving Borrowing of Base Rate Loans denominated in Canadian Dollars and (D) 11:00 a.m. one Business Day prior to the requested date of any Canadian Revolving Borrowing of Base Rate Loans denominated in U.S. Dollars. Each telephonic notice by the applicable Borrower pursuant to this Section 2.02(a)(iii) must be confirmed promptly by delivery to the Multicurrency Administrative Agent of a written Committed Loan Notice, appropriately completed and signed by a Signatory Officer of the applicable Borrower. Each Borrowing of, conversion to or continuation of Eurocurrency Rate Loans or CDOR Rate Loans that are Canadian Revolving Loans denominated in Canadian Dollars shall be in a principal amount of CAN$1,000,000 and in integral multiples of CAN$1,000,000 in excess thereof, and each Borrowing of, conversion to or continuation of Eurocurrency Rate Loans that are Canadian Revolving Loans denominated in U.S. Dollars shall be in a principal amount of US$1,000,000 and in integral multiples of US$1,000,000 in excess thereof. Each Borrowing of, or conversion to, Base Rate Loans that are Canadian Revolving Loans denominated in Canadian Dollars shall be in a principal amount of CAN$1,000,000 or a whole multiple of CAN$500,000 in excess thereof, and each Borrowing of, conversion to or continuation of Base Rate Loans that are Canadian Revolving Loans denominated in U.S. Dollars shall be in a principal amount of US$1,000,000 or a whole multiple of US$500,000 in excess thereof. Each Borrowing of, conversion to or continuation of CDOR Rate Loans shall be in a principal face amount of CAN$1,000,000 and in integral multiples of CAN$1,000,000 in excess thereof. If the date upon which a Base Rate Loan that is a Canadian Revolving Loan is to be converted to a CDOR Rate Loan is not a Business Day, then such conversion shall be made on the next succeeding Business Day and during the period from such last day of a CDOR Period and during the period to such succeeding Business Day such Canadian Revolving Loan shall bear interest as if it were a Base Rate Loan.
     2.5 Amendment to Section 2.03. Section 2.03(a) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
2.03 Letters of Credit.
(a) The Letter of Credit Commitment.
     (i) Subject to the terms and conditions set forth herein, (A) each applicable Multicurrency L/C Issuer agrees, in reliance upon the agreements of the Multicurrency Revolving Lenders set forth in this Section 2.03, (1) from time to time on any Business Day during the period from the Closing Date until the Letter of Credit Expiration Date, to issue Multicurrency Letters of Credit denominated in U.S. Dollars or in one or more Syndicated Foreign Currencies for the account of the Company or its Subsidiaries, and to amend or extend Multicurrency Letters of Credit previously issued by it, in accordance with subsection (b) below, and (2) to honor drawings under the Multicurrency Letters of Credit; and (B) the Multicurrency Revolving Lenders severally agree to participate in Multicurrency Letters of Credit issued for the account of the Company or its Subsidiaries and any drawings thereunder; provided that after giving effect to any Multicurrency L/C Credit Extension with respect to any Multicurrency Letter of Credit, (x) the Total Revolving Credit Outstandings shall not exceed the Multicurrency Facility, (y) the aggregate Outstanding Amount of the Revolving Loans of any Multicurrency Revolving Lender, plus such Multicurrency Revolving Lender’s Applicable Revolving Credit Percentage of the Outstanding Amount of all Multicurrency L/C Obligations, plus such Lender’s Applicable Revolving Credit Percentage of the Outstanding Amount of all Swing Line Loans shall not exceed such Lender’s Revolving Commitment, and (z) the Outstanding Amount of the Multicurrency L/C Obligations shall not exceed the Multicurrency Letter of Credit Sublimit. Each request by the Company for the issuance or amendment of a Multicurrency Letter of Credit shall be deemed to be a representation by the Company that the Multicurrency L/C Credit Extension so requested complies with the conditions set forth in the proviso to the preceding sentence. Within the foregoing limits, and subject to the terms and conditions hereof, the Company’s ability to obtain Multicurrency Letters of Credit shall be fully revolving, and accordingly the Company may, during the foregoing period, obtain Multicurrency Letters of Credit to replace Multicurrency Letters of Credit that have expired or that have been drawn upon and reimbursed. All Existing Letters of Credit shall be deemed to have been issued pursuant hereto, and from and after the Closing Date shall be subject to and governed by the terms and conditions hereof.

     (ii) Subject to the terms and conditions set forth herein, (A) each applicable Canadian L/C Issuer agrees, in reliance upon the agreements of the Canadian Revolving Lenders set forth in this Section 2.03, (1) from time to time on any Business Day during the period from the Closing Date until the Letter of Credit Expiration Date, to issue Canadian Letters of Credit denominated in Canadian Dollars for the account of the Canadian Borrower or any Subsidiary organized in Canada, and to amend or extend Canadian Letters of Credit previously issued by it, in accordance with subsection (b) below, and (2) to honor drawings under the Canadian Letters of Credit; and (B) the Canadian Revolving Lenders severally agree to participate in Canadian Letters of Credit issued for the account of the Company or its Subsidiaries and any drawings thereunder; provided that after giving effect to any Canadian L/C Credit Extension with respect to any Canadian Letter of Credit, (x) the Total Revolving Credit Outstandings shall not exceed the Revolving Facility, (y) the aggregate Outstanding Amount of the Canadian Revolving Loans of any Canadian Revolving Lender, plus such Canadian Revolving Lender’s Applicable Percentage of the Outstanding Amount of all Canadian L/C Obligations shall not exceed such Lender’s Canadian Revolving Commitment, and (z) the Outstanding Amount of the Canadian L/C Obligations shall not exceed the Canadian Letter of Credit Sublimit. Each request by the Canadian Borrower for the issuance or amendment of a Canadian Letter of Credit shall be deemed to be a representation by the Canadian Borrower that the Canadian L/C Credit Extension so requested complies with the conditions set forth in the proviso to the preceding sentence. Within the foregoing limits, and subject to the terms and conditions hereof, the Canadian Borrower’s ability to obtain Canadian Letters of Credit shall be fully revolving, and accordingly the Canadian Borrower may, during the foregoing period, obtain Canadian Letters of Credit to replace Canadian Letters of Credit that have expired or that have been drawn upon and reimbursed.
     (iii) Subject to the terms and conditions set forth herein, (A) each applicable Australian L/C Issuer agrees, in reliance upon the agreements of the Australian Revolving Lenders set forth in this Section 2.03, (1) from time to time on any Business Day during the period from the Closing Date until the Letter of Credit Expiration Date, to issue Australian Letters of Credit denominated in Australian Dollars or U.S. Dollars for the account of the Australian Borrower or any Subsidiary organized in Australia, and to amend or extend Australian Letters of Credit previously issued by it, in accordance with subsection (b) below, and (2) to honor drawings under the Australian Letters of Credit; and (B) the Australian Revolving Lenders severally agree to participate in Australian Letters of Credit issued for the account of the Australian Borrower or its Subsidiaries and any drawings thereunder; provided that after giving effect to any Australian L/C Credit Extension with respect to any Australian Letter of Credit, (x) the Total Revolving Credit Outstandings shall not exceed the Revolving Facility, (y) the aggregate Outstanding Amount of the Australian Revolving Loans of any Australian Revolving Lender, plus such Australian Revolving Lender’s Applicable Percentage of the Outstanding Amount of all Australian L/C Obligations shall not exceed such Lender’s Australian Revolving Commitment, and (z) the Outstanding Amount of the Australian L/C Obligations shall not exceed the Australian Letter of Credit Sublimit. Each request by the Australian Borrower for the issuance or amendment of an Australian Letter of Credit shall be deemed to be a representation by the Australian Borrower that the Australian L/C Credit Extension so requested complies with the conditions set forth in the proviso to the preceding sentence. Within the foregoing limits, and subject to the terms and conditions hereof, the Australian Borrower’s ability to obtain Australian Letters of Credit shall be fully revolving, and accordingly the Australian Borrower may, during the foregoing period, obtain Australian Letters of Credit to replace Australian Letters of Credit that have expired or that have been drawn upon and reimbursed.
(iv) No L/C Issuer shall issue any Letter of Credit if:
     (A) subject to Section 2.03(b)(iii), the expiry date of such requested Letter of Credit would occur more than twelve months after the date of issuance or last extension, unless the Required Multicurrency Revolving Lenders, the Required Canadian Revolving Lenders or the Required Australian Revolving Lenders, as applicable, have approved such expiry date; or
     (B) the expiry date of such requested Letter of Credit would occur after the Letter of Credit Expiration Date, unless all the Multicurrency Revolving Lenders, the Required Australian Revolving Lenders or the Canadian Revolving Lenders, as applicable, have approved such expiry date.
     (v) No L/C Issuer shall be under any obligation to issue any Letter of Credit if:
     (A) any order, judgment or decree of any Governmental Authority or arbitrator shall by its terms purport to enjoin or restrain such L/C Issuer from issuing such Letter of Credit, or any Law applicable to such L/C Issuer or any request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over such L/C Issuer shall prohibit, or request that such L/C Issuer refrain from, the issuance of letters of credit generally or such Letter of Credit in particular or shall impose upon such L/C Issuer with respect to such Letter of Credit any restriction, reserve or capital requirement (for which such L/C Issuer is not otherwise compensated hereunder) not in effect on the Closing Date, or shall impose upon such L/C Issuer any unreimbursed loss, cost or expense which was not applicable on the Closing Date and which such L/C Issuer in good faith deems material to it;

     (B) except as otherwise agreed by the Multicurrency Administrative Agent, the Australian Administrative Agent or the Canadian Administrative Agent, as applicable, and such L/C Issuer, such Letter of Credit is in an initial stated amount less than $35,000, in the case of a commercial Letter of Credit, or $500,000, in the case of a standby Letter of Credit;
     (C) except as otherwise agreed by (x) with respect to Multicurrency Letters of Credit, the Multicurrency Administrative Agent and such L/C Issuer, such Multicurrency Letter of Credit is to be denominated in a currency other than U.S. Dollars or a Foreign Syndicated Currency, (y) with respect to Canadian Letters of Credit, the Canadian Administrative Agent and such Canadian L/C Issuer, such Canadian Letter of Credit is to be denominated in a currency other than Canadian Dollars and (z) with respect to Australian Letters of Credit, the Australian Administrative Agent and such Australian L/C Issuer, such Australian Letter of Credit is to be denominated in a currency other than Australian Dollars or U.S. Dollars;
     (D) such L/C Issuer does not as of the issuance date of such requested Letter of Credit issue Letters of Credit in the requested currency; or
     (E) a default of any Multicurrency Revolving Lender’s, Australian Revolving Lender’s or Canadian Revolving Lender’s obligations, as applicable, to fund under Section 2.03(c) exists or any Multicurrency Revolving Lender, Australian Revolving Lender or Canadian Revolving Lender, as applicable, is at such time a Defaulting Lender hereunder, unless such L/C Issuer has entered into satisfactory arrangements with the applicable Borrower or such Multicurrency Revolving Lender, Australian Revolving Lender or Canadian Revolving Lender, as applicable, to eliminate such L/C Issuer’s risk with respect to such Revolving Lender.
     (vi) No L/C Issuer shall amend a Letter of Credit if such L/C Issuer would not be permitted at such time to issue such Letter of Credit in its amended form under the terms hereof.
     (vii) Each L/C Issuer shall be under no obligation to amend any Letter of Credit if (A) such L/C Issuer would have no obligation at such time to issue such Letter of Credit in its amended form under the terms hereof, or (B) the beneficiary of such Letter of Credit does not accept the proposed amendment to such Letter of Credit.
     (viii) Each Multicurrency L/C Issuer shall act on behalf of the Multicurrency Revolving Lenders with respect to any Letters of Credit issued by it and the documents associated therewith. Each Canadian L/C Issuer shall act on behalf of the Canadian Revolving Lenders with respect to any Canadian Letters of Credit issued by it and the documents associated therewith. Each Australian L/C Issuer shall act on behalf of the Australian Revolving Lenders with respect to any Australian Letters of Credit issued by it and the documents associated therewith. Each L/C Issuer shall have all of the benefits and immunities (A) provided to the Multicurrency Administrative Agent, Australian Administrative Agent or Canadian Administrative Agent, as applicable, in Article IX with respect to any acts taken or omissions suffered by such L/C Issuer in connection with Letters of Credit issued by it or proposed to be issued by it and Issuer Documents pertaining to such Letters of Credit as fully as if the term “Multicurrency Administrative Agent”, “Australian Administrative Agent” or “Canadian Administrative Agent” as used in Article IX included such L/C Issuer with respect to such acts or omissions, and (B) as additionally provided herein with respect to an L/C Issuer.
     (b) Procedures for Issuance and Amendment of Letters of Credit; Auto-Extension Letters of Credit.
     (i) Each Letter of Credit shall be issued or amended, as the case may be, upon the request of the applicable Borrower delivered to the applicable L/C Issuer (with a copy to the Multicurrency Administrative Agent, Australian Administrative Agent or Canadian Administrative Agent, as applicable) in the form of a Letter of Credit Application, appropriately completed and signed by a Signatory Officer of the applicable Borrower. Such Letter of Credit Application must be received by the applicable L/C Issuer and the Multicurrency Administrative Agent, Australian Administrative Agent or Canadian Administrative Agent, as applicable, not later than 11:00 a.m. at least two Business Days (or such later date and time as the Multicurrency Administrative Agent, the Australian Administrative Agent or the Canadian Administrative Agent, as applicable, and the applicable L/C Issuer may agree in a particular instance in their sole discretion) prior to the proposed issuance date or date of amendment, as the case may be. In the case of a request for an initial issuance of a Letter of Credit, such Letter of Credit Application shall specify in form and detail satisfactory to the applicable L/C Issuer: (A) the proposed issuance date of the requested Letter of Credit (which shall be a Business Day); (B) the amount and currency thereof; (C) the expiry date thereof; (D) the name and address of the beneficiary thereof; (E) the documents to be presented by such beneficiary in case of any drawing thereunder; (F) the full text of any certificate to be presented by such beneficiary in case of any drawing thereunder; and (G) such other matters as the applicable L/C Issuer may require. In the case of a request for an amendment of any outstanding Letter of Credit, such Letter of Credit Application shall specify in form and detail satisfactory to the applicable L/C Issuer (1) the Letter of Credit to be amended; (2) the proposed date of amendment thereof (which shall be a Business Day); (3) the nature of the proposed amendment; and (4) such other matters as the applicable L/C Issuer may require. Additionally, the applicable Borrower shall furnish to the applicable L/C Issuer and the

Multicurrency Administrative Agent, Australian Administrative Agent or Canadian Administrative Agent, as applicable, such other documents and information pertaining to such requested Letter of Credit issuance or amendment, including any Issuer Documents, as the applicable L/C Issuer or the applicable Administrative Agent may require.
     (ii) Promptly after receipt of any Letter of Credit Application, the applicable L/C Issuer will confirm with the applicable Administrative Agent (by telephone or in writing) that the applicable Administrative Agent has received a copy of such Letter of Credit Application from the applicable Borrower and, if not, such L/C Issuer will provide the applicable Administrative Agent with a copy thereof. Unless the applicable L/C Issuer has received written notice from any Multicurrency Revolving Lender, Australian Revolving Lender or Canadian Revolving Lender, as applicable, the applicable Administrative Agent or any Loan Party, at least one Business Day prior to the requested date of issuance or amendment of the applicable Letter of Credit, that one or more applicable conditions contained in Article IV shall not then be satisfied, then, subject to the terms and conditions hereof, such L/C Issuer shall, on the requested date, issue a Letter of Credit for the account of the applicable Borrower (or the applicable Subsidiary) or enter into the applicable amendment, as the case may be, in each case in accordance with such L/C Issuer’s usual and customary business practices. Immediately upon the issuance of each Letter of Credit, each Multicurrency Revolving Lender, Australian Revolving Lender or Canadian Revolving Lender, as applicable, shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the applicable L/C Issuer a risk participation in such Letter of Credit in an amount equal to (A) with respect to a Multicurrency Letter of Credit, the product of such Multicurrency Revolving Lender’s Applicable Revolving Credit Percentage times the amount of such Letter of Credit, (B) with respect to a Canadian Letter of Credit, the product of such Canadian Revolving Lender’s Applicable Revolving Credit Percentage times the amount of such Letter of Credit and (C) with respect to an Australian Letter of Credit, the product of such Australian Revolving Lender’s Applicable Revolving Credit Percentage times the amount of such Letter of Credit.
     (iii) If the applicable Borrower so requests in any applicable Letter of Credit Application, the applicable L/C Issuer may, in its sole and absolute discretion, agree to issue a Letter of Credit that has automatic extension provisions (each, an "Auto-Extension Letter of Credit”); provided that any such Auto-Extension Letter of Credit must permit such L/C Issuer to prevent any such extension at least once in each twelve-month period (commencing with the date of issuance of such Letter of Credit) by giving prior notice to the beneficiary thereof not later than a day (the “Non-Extension Notice Date”) in each such twelve-month period to be agreed upon at the time such Letter of Credit is issued. Unless otherwise directed by the applicable L/C Issuer, the applicable Borrower shall not be required to make a specific request to such L/C Issuer for any such extension. Once an Auto-Extension Letter of Credit has been issued, the applicable Revolving Lenders shall be deemed to have authorized (but may not require) the applicable L/C Issuer to permit the extension of such Letter of Credit at any time to an expiry date not later than the Letter of Credit Expiration Date; provided, however, that such L/C Issuer shall not permit any such extension on the Non-Extension Notice Date if (A) such L/C Issuer has determined that it would not be permitted, or would have no obligation at such time to issue such Letter of Credit in its revised form (as extended) under the terms hereof (by reason of the provisions of clause (ii) or (iii) of Section 2.03(a) or otherwise), or (B) it has received notice (which may be by telephone or in writing) on or before the day that is five Business Days before the Non-Extension Notice Date (1) from the applicable Administrative Agent that the Required Multicurrency Revolving Lenders, the Required Australian Revolving Lenders or the Required Canadian Revolving Lenders, as applicable, have elected not to permit such extension and directing such L/C Issuer not to permit such extension or (2) from the Multicurrency Administrative Agent, the Australian Administrative Agent, the Canadian Administrative Agent, any Multicurrency Revolving Lender, any Australian Revolving Lender, any Canadian Revolving Lender or the applicable Borrower that one or more of the applicable conditions specified in Section 4.02.
     (iv) If the applicable Borrower so requests in any applicable Letter of Credit Application, the directing such L/C Issuer not to permit such extension L/C Issuer may, in its sole and absolute discretion, agree to issue a Letter of Credit that permits the automatic reinstatement of all or a portion of the stated amount thereof after any drawing thereunder (each, an “Auto-Reinstatement Letter of Credit”). Unless otherwise directed by the directing such L/C Issuer not to permit such extension L/C Issuer, the applicable Borrower shall not be required to make a specific request to such L/C Issuer to permit such reinstatement. Once an Auto-Reinstatement Letter of Credit has been issued, except as provided in the following sentence, the Multicurrency Revolving Lenders, the Australian Revolving Lenders or the Canadian Revolving Lenders, as applicable, shall be deemed to have authorized (but may not require) such L/C Issuer to reinstate all or a portion of the stated amount thereof in accordance with the provisions of such Letter of Credit. Notwithstanding the foregoing, if such Auto-Reinstatement Letter of Credit permits the applicable L/C Issuer to decline to reinstate all or any portion of the stated amount thereof after a drawing thereunder by giving notice of such non-reinstatement within a specified number of days after such drawing (the "Non-Reinstatement Deadline”), such L/C Issuer shall not permit such reinstatement if it has received a notice (which may be by telephone or in writing) on or before the day that is five Business Days before the Non-Reinstatement Deadline (A) from the applicable Administrative Agent that the Required Multicurrency Revolving Lenders, the Required Australian Revolving Lenders or the Required Canadian Revolving Lenders, as applicable, have elected not to permit such reinstatement or (B) from the Multicurrency Administrative Agent, the Australian Administrative Agent, the Canadian Administrative Agent, any Revolving Lender or the applicable Borrower that one or more of the applicable conditions specified in Section 4.02 is not then satisfied (treating such reinstatement as an L/C Credit Extension for purposes of this clause) and, in each case, directing the L/C Issuer not to permit such reinstatement.
     (v) Promptly after its delivery of any Letter of Credit or any amendment to a Letter of Credit to an advising bank with respect thereto or to the beneficiary thereof, the applicable L/C Issuer will also deliver to the applicable Borrower, the Multicurrency Administrative Agent, the Australian Administrative Agent or the Canadian Administrative Agent, as applicable, and the Principal L/C Issuer a true and complete copy of such Letter of Credit or amendment.
     (c) Drawings and Reimbursements; Funding of Participations.
     (i) (A) Upon receipt from the beneficiary of any Multicurrency Letter of Credit of any notice of a drawing under such Letter of Credit, the applicable L/C Issuer shall notify the Company and the Multicurrency Administrative Agent thereof. In the case of a Letter of Credit denominated in a Foreign Syndicated Currency, the Company shall reimburse the applicable L/C Issuer in such Foreign Syndicated Currency, unless in the absence of any such requirement for reimbursement in U.S. Dollars, the Company shall have notified such L/C Issuer promptly following receipt of the notice of drawing that the Company will reimburse such L/C Issuer in U.S. Dollars. In the case of any such reimbursement in U.S. Dollars of a drawing under a Letter of Credit denominated in a Foreign Syndicated Currency, the applicable L/C Issuer shall notify the Company of the Dollar Equivalent of the amount of the drawing promptly following the determination thereof. Not later than 11:00 a.m. on the date of any payment by an L/C Issuer under a Letter of Credit to be reimbursed in U.S. Dollars, or the Applicable Time on the date of any payment by an L/C Issuer under a Letter of Credit to be reimbursed in a Foreign Syndicated Currency (each such date, an “Multicurrency Honor Date”), the Company shall reimburse such L/C Issuer through the Multicurrency Administrative Agent in an amount equal to the amount of such drawing and in the applicable currency. If the Company fails to so reimburse such L/C Issuer by such time, the Multicurrency Administrative Agent shall promptly notify each Multicurrency Revolving Lender of the Multicurrency Honor Date, the amount of the unreimbursed drawing (expressed in U.S. Dollars in the amount of the Dollar Equivalent thereof in the case of a Letter of Credit denominated in a Foreign Syndicated Currency) (the “Multicurrency Unreimbursed Amount”), and the amount of such Multicurrency Revolving Lender’s Applicable Revolving Credit Percentage thereof. In such event, the Company shall be deemed to have requested a Revolving Borrowing of Base Rate Loans to be disbursed on the Multicurrency Honor Date in an amount equal to the Multicurrency Unreimbursed Amount, without regard to the minimum and multiples specified in Section 2.02 for the principal amount of Base Rate Loans, but subject to the amount of the unutilized portion of the Revolving Commitments and the conditions set forth in Section 4.02 (other than the delivery of a Committed Loan Notice), including the condition that no Default shall exist or result from such Credit Extension. Any notice given by an L/C Issuer or the

Multicurrency Administrative Agent pursuant to this Section 2.03(c)(i)(A) may be given by telephone if immediately confirmed in writing; provided that the lack of such an immediate confirmation shall not affect the conclusiveness or binding effect of such notice.
     (B) Upon receipt from the beneficiary of any Canadian Letter of Credit of any notice of a drawing under such Letter of Credit, the applicable L/C Issuer shall notify the Canadian Borrower and the Canadian Administrative Agent thereof. The Canadian Borrower shall reimburse the Canadian L/C Issuer in Canadian Dollars, unless in the absence of any such requirement for reimbursement in U.S. Dollars, the Canadian Borrower shall have notified the Canadian L/C Issuer promptly following receipt of the notice of drawing that the Canadian Borrower will reimburse the Canadian L/C Issuer in U.S. Dollars. In the case of any such reimbursement in U.S. Dollars of a drawing under a Letter of Credit denominated in Canadian Dollars, the Canadian L/C Issuer shall notify the Canadian Borrower of the Dollar Equivalent of the amount of the drawing promptly following the determination thereof. Not later than 11:00 a.m. (Toronto time) on the date of any payment by the Canadian L/C Issuer under a Canadian Letter of Credit to be reimbursed in U.S. Dollars, or the Applicable Time on the date of any payment by the Canadian L/C Issuer under a Canadian Letter of Credit to be reimbursed in Canadian Dollars (each such date, an "Canadian Honor Date”), the Canadian Borrower shall reimburse the Canadian L/C Issuer through the Canadian Administrative Agent in an amount equal to the amount of such drawing and in the applicable currency. If the Canadian Borrower fails to so reimburse the Canadian L/C Issuer by such time, the Canadian Administrative Agent shall promptly notify each Canadian Revolving Lender of the Canadian Honor Date, the amount of the unreimbursed drawing (the “Canadian Unreimbursed Amount”), and the amount of such Canadian Revolving Lender’s Applicable Revolving Credit Percentage thereof. In such event, the Canadian Borrower shall be deemed to have requested a Canadian Revolving Borrowing of Base Rate Loans denominated in Canadian Dollars to be disbursed on the Canadian Honor Date in an amount equal to the Canadian Unreimbursed Amount, without regard to the minimum and multiples specified in Section 2.02 for the principal amount of Base Rate Loans denominated in Canadian Dollars, but subject to the amount of the unutilized portion of the Revolving Commitments and the conditions set forth in Section 4.02 (other than the delivery of a Committed Loan Notice), including the condition that no Default shall exist or result from such Credit Extension. Any notice given by the Canadian L/C Issuer or the Canadian Administrative Agent pursuant to this Section 2.03(c)(i)(B) may be given by telephone if immediately confirmed in writing; provided that the lack of such an immediate confirmation shall not affect the conclusiveness or binding effect of such notice.
     (C) Upon receipt from the beneficiary of any Australian Letter of Credit of any notice of a drawing under such Letter of Credit, the applicable L/C Issuer shall notify the Australian Borrower and the Australian Administrative Agent

thereof. The Australian Borrower shall reimburse the Australian L/C Issuer in Australian Dollars or U.S. Dollars, as applicable, unless in the absence of any such requirement for reimbursement in U.S. Dollars, the Australian Borrower shall have notified the Australian L/C Issuer promptly following receipt of the notice of drawing that the Australian Borrower will reimburse the Australian L/C Issuer in U.S. Dollars. In the case of any such reimbursement in U.S. Dollars of a drawing under a Letter of Credit denominated in Australian Dollars, the Australian L/C Issuer shall notify the Australian Borrower of the Dollar Equivalent of the amount of the drawing promptly following the determination thereof. Not later than 11:00 a.m. (Sydney time) on the date of any payment by the Australian L/C Issuer under an Australian Letter of Credit to be reimbursed in U.S. Dollars, or the Applicable Time on the date of any payment by the Australian L/C Issuer under an Australian Letter of Credit to be reimbursed in Australian Dollars (each such date, an “Australian Honor Date”), the Australian Borrower shall reimburse the Australian L/C Issuer through the Australian Administrative Agent in an amount equal to the amount of such drawing and in the applicable currency. If the Australian Borrower fails to so reimburse the Australian L/C Issuer by such time, the Australian Administrative Agent shall promptly notify each Australian Revolving Lender of the Australian Honor Date, the amount of the unreimbursed drawing (the “Australian Unreimbursed Amount”), and the amount of such Australian Revolving Lender’s Applicable Revolving Credit Percentage thereof. In such event, the Australian Borrower shall be deemed to have requested an Australian Revolving Borrowing of, (y) for Australian Letters of Credit issued in Australian Dollars, Eurocurrency Rate Loans denominated in Australian Dollars and (z) for Australian Letters of Credit issued in U.S. Dollars, Eurocurrency Rate Loans denominated in U.S. Dollars, in each case to be disbursed on the Australian Honor Date in an amount equal to the Australian Unreimbursed Amount, without regard to the minimum and multiples specified in Section 2.02 for the principal amount of Eurocurrency Rate Loans denominated in Australian Dollars or the principal amount of Eurocurrency Loans denominated in U.S. Dollars, as applicable, but subject to the amount of the unutilized portion of the Revolving Commitments and the conditions set forth in Section 4.02 (other than the delivery of a Committed Loan Notice), including the condition that no Default shall exist or result from such Credit Extension. Any notice given by the Australian L/C Issuer or the Australian Administrative Agent pursuant to this Section 2.03(c)(i)(C) may be given by telephone if immediately confirmed in writing; provided that the lack of such an immediate confirmation shall not affect the conclusiveness or binding effect of such notice.
     (ii) (A) Each Multicurrency Revolving Lender shall upon any notice pursuant to Section 2.03(c)(i)(A) make funds available to the Multicurrency Administrative Agent for the account of the applicable L/C Issuer, in U.S. Dollars, at the Multicurrency Administrative Agent’s Office for U.S. Dollar-denominated payments in an amount equal to its Applicable Percentage of the Multicurrency Unreimbursed Amount not later than 1:00 p.m. on the Business Day specified in such notice by the Multicurrency Administrative Agent, whereupon, subject to the provisions of Section 2.03(c)(iii)(A), each Multicurrency Revolving Lender that so makes funds available shall be deemed to have made a Base Rate Loan to the Company in such amount. The Multicurrency Administrative Agent shall remit the funds so received to the applicable L/C Issuer in U.S. Dollars.
     (B) Each Canadian Revolving Lender shall upon any notice pursuant to Section 2.03(c)(i)(B) make funds available to the Canadian Administrative Agent for the account of the Canadian L/C Issuer, in Canadian Dollars, at the Canadian Administrative Agent’s Office for Canadian Dollar-denominated payments in an amount equal to its Applicable Percentage of the Canadian Unreimbursed Amount not later than 1:00 p.m. (Toronto time) on the Business Day specified in such notice by the Canadian Administrative Agent, whereupon, subject to the provisions of Section 2.03(c)(iii)(B), each Canadian Revolving Lender that so makes funds available shall be deemed to have made a Base Rate Loan to the Canadian Borrower in such amount. The Canadian Administrative Agent shall remit the funds so received to the Canadian L/C Issuer in Canadian Dollars.
     (C) Each Australian Revolving Lender shall upon any notice pursuant to Section 2.03(c)(i)(C) make funds available to the Australian Administrative Agent for the account of the Australian L/C Issuer, in Australian Dollars or U.S. Dollars, as applicable, at the Australian Administrative Agent’s Office for Australian Dollar-denominated payments or U.S. Dollar denominated payments, as applicable, in an amount equal to its Applicable Percentage of the Australian Unreimbursed Amount not later than 1:00 p.m. (Sydney time) on the Business Day specified in such notice by the Australian Administrative Agent, whereupon, subject to the provisions of Section 2.03(c)(iii)(C), each Australian Revolving Lender that so makes funds available shall be deemed to have made an Eurocurrency Rate Loan to the Australian Borrower in such amount. The Australian Administrative Agent shall remit the funds so received to the Australian L/C Issuer in Australian Dollars or U.S. Dollars, as applicable.
     (iii) (A) With respect to any Multicurrency Unreimbursed Amount that is not fully refinanced by a Revolving Borrowing of Base Rate Loans because the conditions set forth in Section 4.02 cannot be satisfied or for any other reason, the Company shall be deemed to have incurred from the applicable L/C Issuer a Multicurrency L/C Borrowing in the amount of the Multicurrency Unreimbursed Amount that is not so refinanced, which Multicurrency L/C Borrowing shall be due and payable on demand (together with interest) and shall bear interest at the Default Rate. In such event, each Multicurrency Revolving Lender’s payment to the Multicurrency Administrative Agent for the account of the applicable L/C Issuer pursuant to Section 2.03(c)(ii)(A) shall be deemed payment in respect of its participation in such Multicurrency L/C Borrowing and shall constitute a Multicurrency L/C Advance from such Lender in satisfaction of its participation obligation under this Section 2.03.

     (B) With respect to any Canadian Unreimbursed Amount that is not fully refinanced by a Revolving Borrowing of Base Rate Loans because the conditions set forth in Section 4.02 cannot be satisfied or for any other reason, the Canadian Borrower shall be deemed to have incurred from the Canadian L/C Issuer a Canadian L/C Borrowing in the amount of the Canadian Unreimbursed Amount that is not so refinanced, which Canadian L/C Borrowing shall be due and payable on demand (together with interest) and shall bear interest at the Default Rate. In such event, each Canadian Revolving Lender’s payment to the Canadian Administrative Agent for the account of the Canadian L/C Issuer pursuant to Section 2.03(c)(ii)(B) shall be deemed payment in respect of its participation in such Canadian L/C Borrowing and shall constitute a Canadian L/C Advance from such Lender in satisfaction of its participation obligation under this Section 2.03.
     (C) With respect to any Australian Unreimbursed Amount that is not fully refinanced by a Revolving Borrowing of Eurocurrency Rate Loans because the conditions set forth in Section 4.02 cannot be satisfied or for any other reason, the Australian Borrower shall be deemed to have incurred from the Australian L/C Issuer an Australian L/C Borrowing in the amount of the Australian Unreimbursed Amount that is not so refinanced, which Australian L/C Borrowing shall be due and payable on demand (together with interest) and shall bear interest at the Default Rate. In such event, each Australian Revolving Lender’s payment to the Australian Administrative Agent for the account of the Australian L/C Issuer pursuant to Section 2.03(c)(ii)(C) shall be deemed payment in respect of its participation in such Australian L/C Borrowing and shall constitute an Australian L/C Advance from such Lender in satisfaction of its participation obligation under this Section 2.03.
     (iv) Until each Multicurrency Revolving Lender, Australian Revolving Lender or Canadian Revolving Lender, as applicable, funds its Multicurrency Revolving Loan, Australian Revolving Loan, Canadian Revolving Loan, Multicurrency L/C Advance, Australian L/C Advance or Canadian L/C Advance pursuant to this Section 2.03(c) to reimburse the applicable L/C Issuer for any amount drawn under any Letter of Credit, interest in respect of such Lender’s Applicable Revolving Credit Percentage of such amount shall be solely for the account of such L/C Issuer.
     (v) Each applicable Revolving Lender’s obligation to make Revolving Loans or L/C Advances to reimburse L/C Issuers for amounts drawn under Letters of Credit, as contemplated by this Section 2.03(c), shall be absolute and unconditional and shall not be affected by any circumstance, including (A) any setoff, counterclaim, recoupment, defense or other right which such Lender may have against any L/C Issuer, the Company, any Subsidiary or any other Person for any reason whatsoever; (B) the occurrence or continuance of a Default, or (C) any other occurrence, event or condition, whether or not similar to any of the foregoing; provided, however, that each applicable Revolving Lender’s obligation to make Revolving Loans (but not such Revolving Lender’s obligation to make

L/C Advances) pursuant to this Section 2.03(c) is subject to the conditions set forth in Section 4.02 (other than delivery by the Company of a Committed Loan Notice ). No such making of an L/C Advance shall relieve or otherwise impair the obligation of the applicable Borrower to reimburse the applicable L/C Issuer for the amount of any payment made by such L/C Issuer under any Letter of Credit, together with interest as provided herein.
     (vi) If any applicable Revolving Lender fails to make available to the applicable Administrative Agent for the account of the applicable L/C Issuer any amount required to be paid by such Lender pursuant to the foregoing provisions of this Section 2.03(c) by the time specified in Section 2.03(c)(ii), such L/C Issuer shall be entitled to recover from such Lender (acting through the applicable Administrative Agent), on demand, such amount with interest thereon for the period from the date such payment is required to the date on which such payment is immediately available to such L/C Issuer at a rate per annum equal to the applicable Overnight Rate from time to time in effect, plus any administrative, processing or similar fees customarily charged by such L/C Issuer in connection with the foregoing. If such Lender pays such amount (with interest and fees as aforesaid), the amount so paid shall constitute such Lender’s Revolving Loan included in the relevant Borrowing or L/C Advance in respect of the relevant L/C Borrowing, as the case may be. A certificate of the L/C Issuer submitted to any applicable Revolving Lender (through the applicable Administrative Agent) with respect to any amounts owing under this clause (vi) shall be conclusive absent manifest error.
     (d) Repayment of Participations.
     (i) At any time after an L/C Issuer has made a payment under any Letter of Credit and has received from any Multicurrency Revolving Lender, Australian Revolving Lender or Canadian Revolving Lender, as applicable, such Lender’s L/C Advance in respect of such payment in accordance with Section 2.03(c), if the Multicurrency Administrative Agent, the Australian Administrative Agent or the Canadian Administrative Agent, as applicable, receives for the account of such L/C Issuer any payment in respect of the related Multicurrency Unreimbursed Amount, Australian Unreimbursed Amount or Canadian Unreimbursed Amount or interest thereon (whether directly from the Company or otherwise, including proceeds of Cash Collateral applied thereto by the Multicurrency Administrative Agent, Australian Administrative Agent or Canadian Administrative Agent, as applicable), the applicable Administrative Agent will distribute to such Lender its Applicable Revolving Credit Percentage thereof in the same funds as those received by the applicable Administrative Agent.
     (ii) If any payment received by the applicable Administrative Agent for the account of an L/C Issuer pursuant to Section 2.03(c)(i) is required to be returned under any of the circumstances described in Section 11.05 (including pursuant to any settlement entered into by such L/C Issuer in its discretion), each

Multicurrency Revolving Lender, Australian Revolving Lender or Canadian Revolving Lender, as applicable, shall pay to the applicable Administrative Agent for the account of such L/C Issuer its Applicable Revolving Credit Percentage thereof on demand of the applicable Administrative Agent, plus interest thereon from the date of such demand to the date such amount is returned by such Lender, at a rate per annum equal to the applicable Overnight Rate from time to time in effect. The obligations of the Multicurrency Revolving Lenders, Australian Revolving Lenders and the Canadian Revolving Lenders under this clause shall survive the payment in full of the Obligations and the termination of this Agreement.
     (e) Obligations Absolute. The obligation of the applicable Borrower to reimburse the L/C Issuers for each drawing under each Letter of Credit and to repay each L/C Borrowing shall be absolute, unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this Agreement under all circumstances, including the following:
     (i) any lack of validity or enforceability of such Letter of Credit, this Agreement, or any other Loan Document;
     (ii) the existence of any claim, counterclaim, setoff, defense or other right that the Company or any Subsidiary may have at any time against any beneficiary or any transferee of such Letter of Credit (or any Person for whom any such beneficiary or any such transferee may be acting), any L/C Issuer or any other Person, whether in connection with this Agreement, the transactions contemplated hereby or by such Letter of Credit or any agreement or instrument relating thereto, or any unrelated transaction;
     (iii) any draft, demand, certificate or other document presented under such Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect; or any loss or delay in the transmission or otherwise of any document required in order to make a drawing under such Letter of Credit; or
     (iv) any payment by the applicable L/C Issuer under such Letter of Credit against presentation of a draft or certificate that does not strictly comply with the terms of such Letter of Credit; or any payment made by such L/C Issuer under such Letter of Credit to any Person purporting to be a trustee in bankruptcy, debtor-in-possession, assignee for the benefit of creditors, liquidator, receiver or other representative of or successor to any beneficiary or any transferee of such Letter of Credit, including any arising in connection with any proceeding under any Debtor Relief Law; or
     (v) any adverse change in the relevant exchange rates or in the availability of the relevant Foreign Syndicated Currency, Australian Dollars or

Canadian Dollars to the Company or any Subsidiary or in the relevant currency markets generally; or
     (vi) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing, including any other circumstance that might otherwise constitute a defense available to, or a discharge of, the Company or any Subsidiary.
     The applicable Borrower shall promptly examine a copy of each Letter of Credit and each amendment thereto that is delivered to it and, in the event of any claim of noncompliance with the applicable Borrower’s instructions or other irregularity, the applicable Borrower will immediately notify the applicable L/C Issuer. The Company and the applicable Borrower shall be conclusively deemed to have waived any such claim against such L/C Issuer and its correspondents unless such notice is given as aforesaid.
     (f) Role of L/C Issuer. Each Lender, the Company, the Australian Borrower and the Canadian Borrower agree that, in paying any drawing under a Letter of Credit, the applicable L/C Issuer shall not have any responsibility to obtain any document (other than any sight draft, certificates and documents expressly required by the Letter of Credit) or to ascertain or inquire as to the validity or accuracy of any such document or the authority of the Person executing or delivering any such document. None of the L/C Issuers, the Multicurrency Administrative Agent, the Australian Administrative Agent, the Canadian Administrative Agent, any of their respective Related Parties nor any correspondent, participant or assignee of an L/C Issuer shall be liable to any Lender for (i) any action taken or omitted in connection herewith at the request or with the approval of the Multicurrency Revolving Lenders, the Australian Revolving Lenders, the Canadian Revolving Lenders or the Required Revolving Lenders, as applicable; (ii) any action taken or omitted in the absence of gross negligence or willful misconduct; or (iii) the due execution, effectiveness, validity or enforceability of any document or instrument related to any Letter of Credit or Issuer Document. The Company hereby assumes all risks of the acts or omissions of any beneficiary or transferee with respect to its use of any Letter of Credit; provided, however, that this assumption is not intended to, and shall not, preclude the applicable Borrower from pursuing such rights and remedies as it may have against the beneficiary or transferee at law or under any other agreement. None of the L/C Issuers, the Multicurrency Administrative Agent, the Australian Administrative Agent, the Canadian Administrative Agent any of their respective Related Parties nor any correspondent, participant or assignee of an L/C Issuer shall be liable or responsible for any of the matters described in clauses (i) through (v) of Section 2.03(e); provided, however, that anything in such clauses to the contrary notwithstanding, the applicable Borrower may have a claim against an L/C Issuer, and such L/C Issuer may be liable to the applicable Borrower, to the extent, but only to the extent, of any direct, as opposed to consequential or exemplary, damages suffered by the applicable Borrower which the applicable Borrower proves were caused by such L/C Issuer’s willful misconduct or gross negligence or such L/C Issuer’s willful failure to pay under any Letter of Credit after the presentation to it by the beneficiary of a sight draft and certificate(s) strictly complying with the terms and conditions of a Letter of Credit. In furtherance and not in limitation of the foregoing, each L/C Issuer may accept documents that appear on their face to be in order, without responsibility for further investigation, unless it receives from the Company any notice or information to the contrary, and each such L/C Issuer shall not be responsible for the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign a Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason.
     (g) Cash Collateral.
     (i) Upon the request of the applicable Administrative Agent, if, as of the Letter of Credit Expiration Date, any L/C Obligation for any reason remains outstanding, the applicable Borrower shall, in each case, immediately Cash Collateralize the then Outstanding Amount of all L/C Obligations.
     (ii) In addition, if (A) the Multicurrency Administrative Agent notifies the Company at any time that the Outstanding Amount of all Multicurrency L/C Obligations at such time exceeds the Multicurrency Letter of Credit Sublimit then in effect, (B) the Canadian Administrative Agent notifies the Canadian Borrower at any time that the Outstanding Amount of all Canadian L/C Obligations at such time exceeds the Canadian Letter of Credit Sublimit then in effect or (C) the Australian Administrative Agent notifies the Australian Borrower at any time that the Outstanding Amount of all Australian L/C Obligations at such time exceeds the Australian Letter of Credit Sublimit then in effect, then, in each case, within two Business Days after receipt of such notice, the applicable Borrower shall Cash Collateralize the applicable L/C Obligations in an amount equal to the amount by which the Outstanding Amount (x) of the Multicurrency L/C Obligations exceeds the Multicurrency Letter of Credit Sublimit, (y) of the Canadian L/C Obligations exceeds the Canadian Letter of Credit Sublimit or (z) of the Australian L/C Obligations exceeds the Australian Letter of Credit Sublimit, as applicable.
     (iii) The applicable Administrative Agent may, at any time and from time to time after the initial deposit of Cash Collateral in accordance with the terms of this Section 2.03(g) or Sections 2.05 or 8.02(c), request that additional Cash Collateral be provided in order to protect against the results of exchange rate fluctuations.
     (iv) Sections 2.05 and 8.02(c) set forth certain additional requirements to deliver Cash Collateral hereunder. For purposes of this Section 2.03, Section 2.05 and Section 8.02(c), “Cash Collateralize” means to pledge and deposit with or deliver to the applicable Administrative Agent, for the benefit of the L/C Issuers and the Lenders, as collateral for the L/C Obligations, cash or deposit account balances pursuant to documentation in form and substance satisfactory to the applicable Administrative Agent and each applicable L/C Issuer (which documents are hereby consented to by the Lenders). Derivatives of such term have corresponding meanings. The applicable Borrower hereby grants to the applicable Collateral Agent, for the benefit of the Administrative Agents, L/C Issuers and the Lenders, a security interest in all such cash, deposit accounts and all balances therein and all proceeds of the foregoing. Cash Collateral shall be maintained in blocked, non-interest bearing deposit accounts at the Multicurrency Collateral Agent, Australian Collateral Agent or Canadian Collateral Agent, as applicable. If at any time the applicable Collateral Agent determines that any funds held as Cash Collateral are subject to any right or claim of any Person other than such Collateral Agent or that the total amount of such funds is less than the aggregate Outstanding Amount of all L/C Obligations required to be Cash Collateralized under the terms of this Agreement, the applicable Borrower will, forthwith upon demand by the applicable Collateral Agent, pay to the applicable Collateral Agent, as additional funds to be deposited as Cash Collateral, an amount equal to the excess of (x) such aggregate Outstanding Amount over (y) the total amount of funds, if any, then held as Cash Collateral that the applicable Collateral Agent determines to be free and clear of any such right and claim. Upon the drawing of any Letter of Credit for which funds are on deposit as Cash Collateral, such funds shall be applied, to the extent permitted under applicable Laws, to reimburse the applicable L/C Issuer.
     (h) Applicability of ISP and UCP. Unless otherwise expressly agreed by the applicable L/C Issuer and the applicable Borrower when a Letter of Credit is issued (including any such agreement applicable to an Existing Letter of Credit), (i) the rules of the ISP shall apply to each standby Letter of Credit, and (ii) the rules of the Uniform Customs and Practice for Documentary Credits, as most recently published by the International Chamber of Commerce at the time of issuance shall apply to each commercial Letter of Credit.
     (i) Letter of Credit Fees. The Company shall pay to the Multicurrency Administrative Agent for the account of each Multicurrency Revolving Lender in accordance with its Applicable Revolving Credit Percentage, in U.S. Dollars, a Letter of Credit fee (the “Multicurrency Letter of Credit Fee”) (i) for each commercial Letter of Credit equal to 1/8th of 1% per annum times the Dollar Equivalent of the daily amount available to be drawn under such Letter of Credit and (ii) for each standby Letter of Credit equal to the Applicable Rate times the Dollar Equivalent of the daily amount available to be drawn under such Letter of Credit; provided, however, the Multicurrency Letter of Credit Fee payable with respect to each Letter of Credit shall be in a minimum amount of $500 per annum. The Canadian Borrower shall pay to the Canadian Administrative Agent for the account of each Canadian Revolving Lender in accordance with its Applicable Revolving Credit Percentage, in Canadian Dollars, a Letter of Credit fee (the “Canadian Letter of Credit Fee”) (i) for each commercial Letter of Credit equal to 1/8th of 1% per annum times the Dollar Equivalent of the daily amount available to be drawn under such Letter of Credit and (ii) for each standby Letter of Credit equal to the Applicable Rate times the Dollar Equivalent of the daily amount available to be drawn under such Letter of Credit; provided, however, the Canadian Letter of Credit Fee payable with respect to each Letter of Credit shall be in a minimum amount of $500 per annum. The Australian Borrower shall pay to the Australian Administrative Agent for the account of each Australian Revolving Lender in accordance with its Applicable Revolving Credit Percentage, in Australian Dollars or U.S. Dollars, as applicable, a Letter of Credit fee (the “Australian Letter of Credit Fee”) (i) for each commercial Letter of Credit equal to 1/8th of 1% per annum times the Dollar Equivalent of the daily amount available to be drawn under such Letter of Credit and (ii) for each standby Letter of Credit equal to the Applicable Rate times the Dollar Equivalent of the daily amount available to be drawn under such Letter of Credit; provided, however, the Australian Letter of Credit Fee payable with respect to each Letter of Credit shall be in a minimum amount of $500 per annum. For purposes of computing the daily amount available to be drawn under any Letter of Credit, the amount of such Letter of Credit shall be determined in accordance with Section 1.09. Letter of Credit Fees shall be (i) due and payable on the last Business Day of each March, June, September and December, commencing with the first such date to occur after the issuance of such Letter of Credit, on the Letter of Credit Expiration Date and thereafter on demand and (ii) computed on a quarterly basis in arrears. If there is any change in the Applicable Rate during any quarter, the daily amount available to be drawn under each standby Letter of Credit shall be computed and multiplied by the Applicable Rate separately for each period during such quarter that such Applicable Rate was in effect. Notwithstanding anything to the contrary contained herein, upon the request of the Required Revolving Lenders, while any Event of Default exists, all Letter of Credit Fees shall accrue at the Default Rate.
     (j) Fronting Fee and Documentary and Processing Charges Payable to L/C Issuer. The applicable Borrower shall pay directly to the applicable L/C Issuer for its own account, in U.S. Dollars, Australian Dollars or Canadian Dollars, as applicable, a fronting fee (i) with respect to each commercial Letter of Credit, at a rate separately agreed between the Company and the applicable L/C Issuer, computed on the Dollar Equivalent of the amount of such Letter of Credit, and payable upon the issuance thereof, (ii) with respect to any amendment of a commercial Letter of Credit increasing the amount of such Letter of Credit, at a rate separately agreed between the Company and the applicable L/C Issuer, computed on the Dollar Equivalent of the amount of such increase, and payable upon the effectiveness of such amendment, and (iii) with respect to each standby Letter of Credit, at a rate separately agreed between the Company and the applicable L/C Issuer, computed on the Dollar Equivalent of the daily amount available to be drawn under such Letter of Credit. Such fronting fee shall be due and payable on the date of issuance of any Letter of Credit and annually thereafter. For purposes of computing the daily amount available to be drawn under any Letter of Credit, the amount of such Letter of Credit shall be determined in accordance with Section 1.09. In addition, the applicable Borrower shall pay directly to each L/C Issuer for its own account, in U.S. Dollars, Australian Dollars or Canadian Dollars, as applicable, the customary issuance, presentation, amendment and other processing fees, and other standard costs and charges, of such L/C Issuer relating to letters of credit as from time to time in effect. Such customary fees and standard costs and charges are due and payable on demand and are nonrefundable.

     (k) Conflict with Issuer Documents. In the event of any conflict between the terms hereof and the terms of any Issuer Document, the terms hereof shall control.
     (l) Letters of Credit Issued for Subsidiaries. Notwithstanding that a Letter of Credit issued or outstanding hereunder is in support of any obligations of, or is for the account of, a Subsidiary, the Company, the Australian Borrower or the Canadian Borrower, as applicable, shall be obligated to reimburse the applicable L/C Issuer hereunder for any and all drawings under such Letter of Credit to the extent such Subsidiary does not reimburse the applicable L/C Issuer for such drawings. The Company, the Australian Borrower and the Canadian Borrower hereby acknowledge that the issuance of Letters of Credit for the account of Subsidiaries inures to the benefit of the Company, the Australian Borrower and/or the Canadian Borrower, as applicable, and that the Company’s, the Australian Borrower’s and/or the Canadian Borrower’s business, as applicable, derives substantial benefits from the businesses of such Subsidiaries.
     2.6 Amendment to Section 2.06(a). Section 2.06(a) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
     (a) Optional. The Company may, upon notice to the applicable Multicurrency Administrative Agent, terminate the Multicurrency Facility, the Australian Facility, the Canadian Facility, any Alternative Currency Addendum, the Multicurrency Letter of Credit Sublimit, the Canadian Letter of Credit Sublimit, the Australian Letter of Credit Sublimit or the Swing Line Sublimit, or from time to time permanently reduce the Multicurrency Facility, the Australian Facility, the Canadian Facility, any Alternative Currency Addendum, any Letter of Credit Sublimit or the Swing Line Sublimit; provided that (i) any such notice shall be received by the Multicurrency Administrative Agent not later than 11:00 a.m. five Business Days prior to the date of termination or reduction, (ii) any such partial reduction shall be in a minimum principal amount of the Foreign Currency Equivalent of $10,000,000 or any whole multiple of $1,000,000 in excess thereof, (iii) the Company shall not terminate or reduce (A) the Revolving Facility if, after giving effect thereto and to any concurrent prepayments hereunder, the Total Revolving Credit Outstandings plus the Foreign Currency Reserve (if any) would exceed the Revolving Facility, (B) any Alternative Currency Addendum if, after giving effect thereto and to any concurrent prepayments hereunder, the Alternative Currency Loans would exceed the commitment under the Alternative Currency Addendum, (C) the Letter of Credit Sublimit if, after giving effect thereto, the Outstanding Amount of L/C Obligations not fully Cash Collateralized hereunder would exceed the Letter of Credit Sublimit, or (D) the Swing Line Sublimit if, after giving effect thereto and to any concurrent prepayments hereunder, the Outstanding Amount of Swing Line Loans would exceed the Letter of Credit Sublimit and (iv) if, after giving effect to any reduction of the Revolving Facility, the Foreign Currency Sublimit exceeds the amount of the Revolving Facility, such Sublimit shall be automatically reduced by the amount of such excess.

     2.7 Amendment to Section 7.05. Clause (l) of Section 7.05 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
     (l) Dispositions by the Company and its Subsidiaries not otherwise permitted under this Section 7.05; provided that (i) at the time of such Disposition, no Default shall exist or would result from such Disposition, (ii) the aggregate book value of all property Disposed of in reliance on this clause (l) in any fiscal year shall not exceed 10% of Consolidated Total Assets as of the last fiscal year end and (iii) at least 80% of the purchase price for such asset shall be paid to the Company or such Subsidiary in cash.
     2.8 Amendment to Section 7.15. Section 7.15 of the Credit Agreement is hereby amended by adding new clauses (g) and (h) to the end of such Section (and making the applicable grammatical changes thereto) to read as follows:
     (g) the prepayment of any intercompany Indebtedness owed to (i) a Domestic Loan Party by any Subsidiary or (ii) a Foreign Loan Party by any Foreign Subsidiary; provided that the proceeds of such prepayment are applied by the Company (directly or through another Loan Party) to repay Loans pursuant to Section 2.05(a) of the Credit Agreement; and
     (h) so long as (i) no Default or Event of Default shall have occurred and be continuing or would result therefrom and (ii) the Company has (A) certified to the Administrative Agent that the Company and its Subsidiaries shall be in compliance on a Pro Forma Basis with all of the covenants set forth in Section 7.11 and (B) demonstrated to the reasonable satisfaction of the Administrative Agent that the Senior Leverage Ratio, calculated on a Pro Forma Basis, for the Company and its Subsidiaries is less than 1.00 to 1.00, in each case, such compliance (other than the determination of Senior Secured Funded Indebtedness and Consolidated Funded Indebtedness which shall be calculated as of the Note Calculation Date) to be determined on the basis of the financial information most recently delivered to the Multicurrency Administrative Agent and the Lenders pursuant to Section 6.01(a) or (b), the Company may redeem, purchase or otherwise retire all or a portion of the Senior Notes and/or the Convertible Notes in an aggregate amount not to exceed $75,000,000 during the term of this Agreement.
     2.9 Amendment to Article VII. Article VII of the Credit Agreement is hereby amended by adding a new Section 7.21 to the end of such Article to read as follows:
     7.21 Restructuring Changes.
     Notwithstanding any provision to the contrary within this Agreement, the Company may restructure its Subsidiaries (which restructuring may include one or more mergers, consolidations, dissolutions, investments, loans, Restricted Payments and other transactions, but excluding any acquisition of a third party) (an “Intercompany Restructuring”), without seeking an amendment or waiver under this Agreement, in order to improve corporate management efficiency, reduce expenses and minimize tax obligations; provided that (a) no Default or Event of Default shall exist before and after giving effect to such Intercompany Restructuring, (b) any merger, consolidation, dissolution, investment, loan, Restricted Payment or transaction in connection with such Intercompany Restructuring that is prohibited by the other Sections of this Agreement shall be completed within sixty (60) days following the commencement of such restructuring (the “Completion Date”), (c) on the Completion Date for such Intercompany Restructuring, (i) the value of the Collateral securing the Multicurrency Obligations shall be greater than or equal to the value of the Collateral securing the Multicurrency Obligations on the date immediately prior to such Intercompany Restructuring, (ii) the value of the Collateral pledged by the Domestic Loan Parties shall be greater than or equal to the value of the Collateral pledged by the Domestic Loan Parties on the date immediately prior to such Intercompany Restructuring and (iii) any cash Collateral held by the Domestic Loan Parties shall be greater than or equal to the cash Collateral held by the Domestic Loan Parties on the date immediately prior to such Intercompany Restructuring (“Existing Cash Collateral”); provided that the aggregate amount of cash payments made with respect to ordinary course payments made during such period shall be subtracted from the calculation of Existing Cash Collateral, (d) during any Intercompany Restructuring, (i) the value of the Collateral securing the Multicurrency Obligations shall not be less than the value of the Collateral securing the Multicurrency Obligations on the date immediately prior to such Intercompany Restructuring for more than three (3) consecutive Business Days, (ii) the value of the Collateral pledged by the Domestic Loan Parties shall not be less than the value of the Collateral pledged by the Domestic Loan Parties on the date immediately prior to such Intercompany Restructuring for more than five (5) consecutive Business Days and (iii) any cash Collateral held by the Domestic Loan Parties shall not be less than the Existing Cash Collateral for more than three (3) consecutive Business Days; provided that the aggregate amount of cash payments made with respect to ordinary course payments made during such period shall be subtracted from the calculation of Existing Cash Collateral and (e) in connection with such Intercompany Restructuring, the Loan Parties shall comply with the terms of Section 6.11.
ARTICLE III
FUTURE RESIGNATION OF AUSTRALIAN ADMINISTRATIVE AGENT AND
AUSTRALIAN COLLATERAL AGENT
     3.1 Future Resignation of Australian Administrative Agent. Banc of America Securities Asia Limited hereby provides notice to the Lenders and the Credit Parties of its intent to resign as the Australian Administrative Agent and the Australian Collateral Agent. The Required Lenders hereby appoint Bank of America, N.A. as the Australian Administrative Agent and the Australian Collateral Agent on the date upon which the Multicurrency Administrative Agent receives Banc of America Securities Asia Limited’s notice of resignation as the Australian Administrative Agent and the Australian Collateral Agent (such date, the “Date of Resignation”). Bank of America, N.A. hereby accepts the appointment as the Australian Administrative Agent and the Australian Collateral Agent on the Date of Resignation. On the Date of Resignation, (a) Bank of America, N.A. shall succeed to and become vested with all of the rights, powers, privileges and duties of the retired Australian Administrative Agent and the retired Australian Collateral Agent and (b) Banc of America Securities Asia Limited shall be discharged from all of its duties and obligations under the Loan Documents.

ARTICLE IV
CONDITIONS TO EFFECTIVENESS
     4.1 Closing Conditions. This Amendment shall become effective upon satisfaction of the following conditions (in form and substance reasonably acceptable to the Multicurrency Administrative Agent) (the “Amendment Effective Date”):
     (a) Executed Amendment. The Multicurrency Administrative Agent shall have received a copy of this Amendment duly executed by each of the Loan Parties, the Required Lenders, the Australian L/C Issuer and acknowledged by the Multicurrency Administrative Agent.
     (b) Fees and Expenses.
     (i) The Administrative Agent shall have received from the Loan Parties, for the account of each Lender that executes and delivers a signature page to this Amendment to the Administrative Agent by 5:00 p.m. (EST) on or before December 10, 2009 (each such Lender, a “Consenting Lender”, and collectively, the “Consenting Lenders”), an amendment fee in an amount equal to twenty (20) basis points on (A) the aggregate Revolving Commitments of such Consenting Lender and (B) the outstanding principal amount of the Term B Loan held by such Consenting Lender.
     (ii) The Administrative Agent shall have received from the Loan Parties such other fees and expenses that are payable in connection with the consummation of the transactions contemplated hereby and Moore & Van Allen PLLC shall have received from the Loan Parties payment of all outstanding fees and expenses previously incurred and all fees and expenses incurred in connection with this Amendment.
     (c) Miscellaneous. All other documents and legal matters in connection with the transactions contemplated by this Amendment shall be reasonably satisfactory in form and substance to the Administrative Agents and their counsel.
ARTICLE V
MISCELLANEOUS
     5.1 Amended Terms. On and after the Amendment Effective Date, all references to the Credit Agreement in each of the Loan Documents shall hereafter mean the Credit Agreement as amended by this Amendment. Except as specifically amended hereby or otherwise agreed, the Credit Agreement is hereby ratified and confirmed and shall remain in full force and effect according to its terms.
     5.2 Representations and Warranties of Loan Parties. Each of the Loan Parties represents and warrants as follows:

     (a) It has taken all necessary action to authorize the execution, delivery and performance of this Amendment.
     (b) This Amendment has been duly executed and delivered by such Person and constitutes such Person’s legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).
     (c) No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by such Person of this Amendment.
     (d) The representations and warranties set forth in Article V of the Credit Agreement are true and correct as of the date hereof (except for those which expressly relate to an earlier date).
     (e) After giving effect to this Amendment, no event has occurred and is continuing which constitutes a Default or an Event of Default.
     (f) The Collateral Documents continue to create a valid security interest in, and Lien upon, the Collateral, in favor of the applicable Collateral Agent, for the benefit of the applicable Secured Parties, which security interests and Liens are perfected in accordance with the terms of the Collateral Documents and prior to all Liens other than Permitted Liens.
     (g) Except as specifically provided in this Amendment, the Obligations are not reduced or modified by this Amendment and are not subject to any offsets, defenses or counterclaims.
     5.3 Reaffirmation of Obligations. Each Loan Party hereby ratifies the Credit Agreement and acknowledges and reaffirms (a) that it is bound by all terms of the Credit Agreement applicable to it and (b) that it is responsible for the observance and full performance of its respective Obligations.
     5.4 Loan Document. This Amendment shall constitute a Loan Document under the terms of the Credit Agreement.
     5.5 Expenses. The Borrowers agree to pay all reasonable costs and expenses of the Administrative Agents and Collateral Agents in connection with the preparation, execution and delivery of this Amendment, including without limitation the reasonable fees and expenses of the Administrative Agents’ and Collateral Agents’ legal counsel.

     5.6 Further Assurances. The Loan Parties agree to promptly take such action, upon the request of the Multicurrency Administrative Agent, as is necessary to carry out the intent of this Amendment.
     5.7 Entirety. This Amendment and the other Loan Documents embody the entire agreement among the parties hereto and supersede all prior agreements and understandings, oral or written, if any, relating to the subject matter hereof.
     5.8 Counterparts; Telecopy. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart to this Amendment by telecopy or other electronic means shall be effective as an original and shall constitute a representation that an original will be delivered.
     5.9 No Actions, Claims, Etc. As of the date hereof, each of the Loan Parties hereby acknowledges and confirms that it has no knowledge of any actions, causes of action, claims, demands, damages and liabilities of whatever kind or nature, in law or in equity, against any Administrative Agent, Collateral Agent, L/C Issuer or Lender, or any such Person’s respective officers, employees, representatives, agents, counsel or directors arising from any action by any such Person, or failure of any such Person to act under this Credit Agreement on or prior to the date hereof.
     5.10 GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.
     5.11 Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
     5.12 General Release. In consideration of the Required Lenders entering into this Amendment, each Loan Party hereby releases each Administrative Agent, each Collateral Agent, each L/C Issuer, the Lenders, and each such Person’s respective officers, employees, representatives, agents, counsel and directors from any and all actions, causes of action, claims, demands, damages and liabilities of whatever kind or nature, in law or in equity, now known or unknown, suspected or unsuspected to the extent that any of the foregoing arises from any action or failure to act under the Credit Agreement on or prior to the date hereof, except, with respect to any such person being released hereby, any actions, causes of action, claims, demands, damages and liabilities arising out of such person’s gross negligence, bad faith or willful misconduct.
     5.13 Consent to Jurisdiction; Service of Process; Waiver of Jury Trial. The jurisdiction, services of process and waiver of jury trial provisions set forth in Sections 11.14 and 11.15 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis.
[Remainder of Page Intentionally Left Blank. Signature Pages Follow]

INVACARE CORPORATION
THIRD AMENDMENT TO CREDIT AGREEMENT AND CONSENT
     IN WITNESS WHEREOF the parties hereto have caused this Amendment to be duly executed on the date first above written.

BORROWERS:
INVACARE CORPORATION,
an Ohio corporation
CARROLL HEALTHCARE INC.,
an Ontario corporation
INVACARE AUSTRALIA PTY LTD,
an Australian corporation
INVACARE HOLDINGS C.V.,
a Dutch limited partnership
INVACARE INTERNATIONAL SARL,
a Swiss corporation
INVACARE LIMITED,
a private limited company organized under the laws of
England and Wales
SCANDINAVIAN MOBILITY
INTERNATIONAL APS,
a Danish private limited company

	By:	/s/ Robert K. Gudbranson
		Name:	Robert K. Gudbranson
		Title:	Senior Vice President, Chief Financial Officer & Treasurer

INVACARE CORPORATION
THIRD AMENDMENT TO CREDIT AGREEMENT AND CONSENT

DOMESTIC GUARANTORS:
ADAPTIVE SWITCH LABORATORIES, INC.,
a Texas corporation
INVACARE FLORIDA CORPORATION,
a Delaware corporation
INVACARE CREDIT CORPORATION,
an Ohio corporation
THE AFTERMARKET GROUP, INC.,
a Delaware corporation
THE HELIXX GROUP, INC.,
an Ohio corporation
CHAMPION MANUFACTURING INC.,
a Delaware corporation
HEALTHTECH PRODUCTS, INC.,
a Missouri corporation
INVACARE CANADIAN HOLDINGS, INC.,
a Delaware corporation
INVACARE INTERNATIONAL CORPORATION,
an Ohio corporation
KUSCHALL, INC.,
a Delaware corporation
ALTIMATE MEDICAL, INC.,
a Minnesota corporation
INVACARE SUPPLY GROUP, INC.,
a Massachusetts corporation
INVACARE HOLDINGS, LLC,
an Ohio limited liability company
FREEDOM DESIGNS, INC.,
a California corporation
GARDEN CITY MEDICAL INC.,
a Delaware corporation
MEDBLOC, INC.,
a Delaware corporation
INVACARE FLORIDA HOLDINGS, LLC,
a Delaware limited liability company

	By:	/s/ Robert K. Gudbranson
		Name:	Robert K. Gudbranson
		Title:	Senior Vice President, Chief Financial Officer & Treasurer

INVACARE CORPORATION
THIRD AMENDMENT TO CREDIT AGREEMENT AND CONSENT

CANADIAN GUARANTORS:	1207273 ALBERTA ULC,
an Alberta corporation
2083806 ONTARIO INC.,
an Ontario corporation
6123449 CANADA INC.,
a Canada corporation
INVACARE CANADA L.P.,
an Ontario limited partnership
INVACARE CANADA GENERAL PARTNER INC.,
a Canada corporation
MOTION CONCEPTS L.P.,
an Ontario limited partnership
PERPETUAL MOTION ENTERPRISES LIMITED,
an Ontario corporation

By:	/s/ Robert K. Gudbranson
	Name:	Robert K. Gudbranson
	Title:	Senior Vice President, Chief Financial Officer & Treasurer

INVACARE CORPORATION
THIRD AMENDMENT TO CREDIT AGREEMENT AND CONSENT

AUSTRALIAN GUARANTORS:	AUSTRALIAN HEALTHCARE EQUIPMENT PTY LTD, an Australian corporation HOME HEALTH EQUIPMENT PTY LTD, an Australian corporation MORRIS SURGICAL PTY LTD, an Australian corporation
	By:	/s/ Robert K. Gudbranson
		Name:	Robert K. Gudbranson
		Title:	Senior Vice President, Chief Financial Officer & Treasurer

INVACARE CORPORATION
THIRD AMENDMENT TO CREDIT AGREEMENT AND CONSENT

FOREIGN GUARANTORS:	INVACARE A/S,
a Danish limited liability company
INVACARE B.V.,
a Dutch private limited liability company
INVACARE EC-HØNG A/S,
a Danish limited company
INVACARE HOLDINGS TWO B.V.,
a Dutch private limited liability company
INVACARE UK OPERATIONS LTD.,
a private limited company organized under the laws of
England and Wales
KÜSCHALL AG,
a Swiss corporation

By:	/s/ Robert K. Gudbranson
	Name:	Robert K. Gudbranson
	Title:	Senior Vice President, Chief Financial Officer & Treasurer

INVACARE CORPORATION
THIRD AMENDMENT TO CREDIT AGREEMENT AND CONSENT

LENDERS:	PNC BANK, NATIONAL ASSOCIATION (formerly, National City Bank), as Multicurrency Administrative Agent

	By:	/s/ Robert S. Coleman

		Name:	Robert S. Coleman

		Title:	Senior Vice President

INVACARE CORPORATION
THIRD AMENDMENT TO CREDIT AGREEMENT AND CONSENT

PNC BANK, NATIONAL ASSOCIATION (formerly, National City Bank), as Lender, Multicurrency Collateral Agent, Swing Line Lender and L/C Issuer

By:	/s/ Robert S. Coleman

	Name:	Robert S. Coleman

	Title:	Senior Vice President

INVACARE CORPORATION
THIRD AMENDMENT TO CREDIT AGREEMENT AND CONSENT

PNC BANK CANADA BRANCH (formerly National City Bank,Canada Branch), as Lender, as Canadian Administrative Agent and Canadian Collateral Agent

By:	/s/ C. Stode /s/ G. W. Hinis

	Name:	C. Stode G. W. Hinis

	Title:	SVP SVP

INVACARE CORPORATION
THIRD AMENDMENT TO CREDIT AGREEMENT AND CONSENT

BANC OF AMERICA SECURITIES ASIA LIMITED, as Lender, Australian Administrative Agent and Australian Collateral Agent

By:	/s/ Susana Yen

	Name:	Susana Yen

	Title:	Vice President

INVACARE CORPORATION
THIRD AMENDMENT TO CREDIT AGREEMENT AND CONSENT

BANK OF AMERICA, N.A., as Lender, Australian L/C Issuer and Multicurrency L/C Issuer
By:	/s/ Yinghua Zhang
	Name:	Yinghua Zhang
	Title:	Vice President

INVACARE CORPORATION
THIRD AMENDMENT TO CREDIT AGREEMENT AND CONSENT

KEYBANK NATIONAL ASSOCIATION, as a Lender
By:	/s/ Sukanya V. Raj
	Name:	Sukanya V. Raj
	Title:	Vice President & Portfolio Manager

INVACARE CORPORATION
THIRD AMENDMENT TO CREDIT AGREEMENT AND CONSENT

Cooperatieve Centrale Raiffeisen-
Boerenleenbank, B.A.
“Rabobank Nederland”, New York Branch,
as a Lender

By: Name:	/s/ Robert M. Mandula Robert M. Mandula
Title:	Managing Director

By: Name:	/s/ Rebecca O. Morrow Rebecca O. Morrow
Title:	Executive Director

INVACARE CORPORATION
THIRD AMENDMENT TO CREDIT AGREEMENT AND CONSENT

SunTrust Bank,
as a Lender

By: Name:	/s/ Marshall Hood Marshall Hood
Title:	Vice President

INVACARE CORPORATION
THIRD AMENDMENT TO CREDIT AGREEMENT AND CONSENT

Nordea Bank Finland PLC,
New York & Cayman Islands Branches,
as a Lender

By: Name:	/s/ Henrik M. Steffensen Henrik M. Steffensen
Title:	Senior Vice President

By: Name:	/s/ Gerald E. Chelius, Jr. Gerald E. Chelius, Jr.
Title:	SVP Credit

SCHEDULE A
Restructuring